Advances, Borrowings and Lines-of-Credit	11 Months Ended
Mar. 31, 2012
Advances, Borrowings and Lines-of-Credit
H.	Advances, Borrowings and Lines-of-Credit:

At March 31, 2012, the Company has one outstanding advance from the Federal Home Loan Bank of Boston amounting to $1,000,000, which matures in June 2017 and bears an interest rate of 4.49%. The advance may be prepaid at any time subject to a prepayment fee.

All borrowings from the Federal Home Loan Bank of Boston are secured by certain unencumbered mortgage loans. The Company also has a variable rate overnight line-of-credit of $2,714,000 with the Federal Home Loan Bank of Boston, which was unused at March 31, 2012. The Bank has also established a line-of-credit with the Federal Reserve Bank, collateralized by $2.5 million of securities issued by Government Sponsored Entities, and has an unsecured line-of-credit totaling $5.0 million with The Co-operative Central Bank. All of these lines were unused at March 31, 2012.